SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

File No. 0-17973

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               I-LINK INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

         N/A

2) Aggregate number of securities to which transaction applies:

         N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         N/A

4) Proposed maximum aggregate value of transaction:

         N/A

5) Total fee paid:         $______________

[ ] Fee paid previously with preliminary materials.

                                  [I-LINK LOGO]


                          13751 S. WADSWORTH PARK DRIVE
                                    SUITE 200
                               DRAPER, UTAH 84020

                                 John W. Edwards
                      Chairman and Chief Executive Officer

May 5, 2000

Dear Stockholder:

It is my pleasure to invite you to a Special Meeting of Stockholders of I-Link Incorporated. We will hold the meeting on Tuesday, May 23, 2000 at 10:00 a.m. at the Hampton Inn, 10690 South Holiday Park Drive, Sandy, Utah 84070. In addition to the formal items of business, I will be available at the meeting to answer your questions. The Special Meeting is not being held in lieu of our annual meeting; that will be held as soon as reasonably possible after financial statements for 1999 are prepared for distribution to you and other stockholders. This booklet includes the notice of the Special Meeting and the proxy statement. At the Special Meeting, you will be asked to approve certain future issuances of common stock, which will be subject to certain trading restrictions, to JNC Opportunity Fund pursuant to the terms of a settlement agreement. These issuances, the reasons for them and the settlement agreement are described in this proxy statement. Your board of directors has approved these issuances and recommends that you vote "FOR" them at the Special Meeting. Winter Harbor LLC, our principal stockholder, has agreed to vote "FOR" these issuances. Stockholders of record at the close of business on May 1, 2000 may vote at the meeting. Your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Very truly yours,



John W. Edwards

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                 [I-LINK LOGO]

                         Date:     Tuesday, May 23, 2000
                         Time:     10:00 a.m.
                         Place:    Hampton Inn
                                   10690 South Holiday Park Drive
                                   Sandy, Utah 84070

Dear Stockholders:

At our Special Meeting we will ask you to:

1. Approve the issuance to JNC Opportunity Fund Ltd. of a number of shares of our common stock, which will be subject to certain trading restrictions, equal to the Additional Share Amount and, if required, the Late Share Amount and Additional Late Share Amount, as such terms are further described in this proxy statement, all pursuant to the terms set forth in the Settlement and Release Agreement, dated March 10, 2000, by and between JNC Opportunity Fund and the Company; and

2. Transact any other business that may properly be presented at the Special Meeting.

Your board of directors recommends that you vote "FOR" the issuance of common stock to JNC Opportunity Fund pursuant to the Settlement Agreement.

Winter Harbor LLC, our principal stockholder has agreed to vote "FOR" the issuance.

If you were a stockholder of record at the close of business on May 1, 2000, you may vote at the Special Meeting.

                       By Order of the Board of Directors,

                                 David E. Hardy
                                    Secretary

Draper, Utah

May 5, 2000



                                TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING.................................................        1

   Why Did You Send Me This Proxy Statement?.....................................................        1
   How Many Votes Do I Have?.....................................................................        1
   What Proposal Will Be Addressed At the Special Meeting?.......................................        2
   How Do I Know What the Additional Share Amount, Late Share Amount and
   Additional Share Amount Will Be?..............................................................        2
   How Do I Vote In Person?......................................................................        2
   Why Would the Special Meeting Be Postponed?...................................................        2
   How Do I Vote By Proxy........................................................................        3
   May I Revoke My Proxy?........................................................................        3
   Where Are I-Link's Principal Executive Offices?...............................................        3
   What Vote Is Required to Approve the Proposal?................................................        4
   Are There Any Dissenters' Rights of Appraisal?................................................        4
   Who Bears the Cost of Soliciting Proxies?.....................................................        4

INFORMATION ABOUT I-LINK STOCK OWNERSHIP.........................................................        4

   Which Stockholders Own at Least 5% of I-Link?.................................................        4
   How Much Stock is Owned by Directors and Executive Officers?..................................        5
   Do Any of the Officers and Directors Have an Interest in the Matters to be Acted Upon?........        7

DISCUSSION OF PROPOSAL RECOMMENDED BY THE BOARD..................................................        7

PROPOSAL 1.......................................................................................        7

OTHER PROPOSED ACTION............................................................................       10

ATTACHMENT:  PROXY CARD

                               I-LINK INCORPORATED

                                 PROXY STATEMENT

                                DATED MAY 5, 2000

                         SPECIAL MEETING OF STOCKHOLDERS

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this proxy statement and the enclosed proxy card because the Board of Directors of I-Link Incorporated, a Florida corporation, is soliciting your proxy vote at a Special Meeting of Stockholders. This proxy statement summarizes the information you need to know to vote at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card.

HOW MANY VOTES DO I HAVE?

         We will be sending this proxy statement, the attached Notice of Special Meeting and the enclosed proxy card on or about May 5, 2000 to all stockholders. Stockholders who owned our common stock at the close of business on May 1, 2000 (the "Record Date") are entitled to one vote for each share of common stock they held on that date, in all matters properly brought before the Special Meeting. Similarly, holders of Series M preferred stock and Series N preferred stock are entitled to vote with the common stock on an as-converted basis.

         On the Record Date, the following classes of stock were issued and outstanding, and had the voting powers indicated. Each share of common stock is entitled to one vote, each share of Series M preferred stock is entitled to approximately 1,732 votes, and each share of Series N preferred stock is entitled to approximately 360 votes.

CLASS OF STOCK                SHARES OUTSTANDING         EQUIVALENT VOTES
--------------                ------------------         ----------------

Common stock                    26,734,969               26,734,969
Class C preferred stock         17,811                            0 (non-voting)
Series M preferred stock        4,400                     7,620,275
Series N preferred stock        15,250                    5,485,612
                                                         ----------
Total Votes at Special Meeting of Stockholders:          39,840,856
                                                         ==========

WHAT PROPOSAL WILL BE ADDRESSED AT THE SPECIAL MEETING?

We will address the following proposal at the Special Meeting:

1. Approval of the issuance to JNC Opportunity Fund Ltd. of a number of shares of our common stock, which will be subject to certain trading restrictions, equal to the Additional Share Amount and, if required, the Late Share Amount and Additional Late Share Amount, as such terms are further described in this proxy statement, all pursuant to the terms set forth in the Settlement and Release Agreement, dated March 10, 2000, by and between JNC Opportunity Fund and the Company; and

2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

HOW DO I KNOW WHAT THE ADDITIONAL SHARE AMOUNT, LATE SHARE AMOUNT AND ADDITIONAL LATE SHARE AMOUNT WILL BE?

         The Settlement Agreement provides that no later than May 9, 2000, subject to shareholder approval, we must issue to JNC Opportunity Fund a number of shares of our common stock (the "Additional Shares") equal to (i) 790,000 plus (ii) 790,000 times .0825 times a fraction the numerator of which is the number of days from February 1, 2000 to the date such Additional Shares are actually issued to JNC and the denominator of which is 360 (the "Additional Share Amount"). If we fail to issue the Additional Shares by May 24, 2000, JNC is entitled to receive shares in addition to the Additional Shares (the "Late Shares"). The number of Late Shares would equal 10,000 times a fraction, the numerator of which equals the number of Additional Shares not yet delivered as of May 24, 2000 (the "Undelivered Shares") and the denominator of which equals the Additional Share Amount (the "Late Share Amount"). Further, if we fail to deliver any Undelivered Shares or Late Shares by May 24, 2000, we must issue additional Late Shares ("Additional Late Shares") in addition to the Additional Shares and Late Shares equal to the number of Late Shares to be delivered times a fraction the numerator of which equals the number of days from May 24, 2000 to the actual date of issuance of such Late Shares and Undelivered Shares and the denominator of which is 30 (the "Additional Late Share Amount"). Accordingly, assuming that we obtain the necessary shareholder approval at the Special Meeting and issue the Additional Shares on June 28, 2000, we would be required to issue in the aggregate 838,228 shares of common stock using the formula described above (816,722 Additional Shares, 9,926 Late Shares and 11,580 Additional Late Shares).

HOW DO I VOTE IN PERSON?

         If you plan to attend the Special Meeting in Sandy, Utah on Tuesday, May 23, 2000, or at a later date due to postponement, and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

WHY WOULD THE SPECIAL MEETING BE POSTPONED?

         The Special Meeting will be postponed if a quorum is not present on Tuesday, May 23, 2000. If more than half of all of the shares of stock entitled to vote at the Special Meeting are present in person or by proxy, a quorum will be present and business can be transacted at the

Special Meeting. If a quorum is not present, the Special Meeting may be postponed to a later date when a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved.

HOW DO I VOTE BY PROXY?

         Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices your proxy will vote your shares as recommended by the Board of Directors as follows:

         "FOR" the approval of the issuance to JNC Opportunity Fund Ltd. of a number of shares of our common stock equal to the Additional Share Amount and, if required, the Late Share Amount and Additional Late Share Amount, as such terms are further described in the proxy statement dated May 5, 2000 pursuant to the terms set forth in the Settlement and Release Agreement, dated March 10, 2000, by and between JNC Opportunity Fund and the Company.

         If any other matter is presented, your proxy will vote your shares in accordance with his or her best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o    You may send in another proxy with a later date.

         o You may notify I-Link in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Special Meeting, that you have revoked your proxy.

         o    You may vote in person at the Special Meeting.

WHERE ARE I-LINK'S PRINCIPAL EXECUTIVE OFFICES?

         Our principal executive offices are located at 13751 S. Wadsworth Park Drive, Draper, Utah 84020.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

         PROPOSAL 1: TO APPROVE THE ISSUANCE TO JNC OPPORTUNITY FUND LTD. OF A NUMBER OF SHARES OF OUR COMMON STOCK EQUAL TO THE ADDITIONAL SHARE AMOUNT AND, IF REQUIRED, THE LATE SHARE AMOUNT AND ADDITIONAL LATE SHARE AMOUNT, AS SUCH TERMS ARE FURTHER DESCRIBED IN THIS PROXY STATEMENT, ALL PURSUANT TO THE TERMS SET FORTH IN THE SETTLEMENT AND RELEASE AGREEMENT, DATED MARCH 10, 2000, BY AND BETWEEN JNC OPPORTUNITY FUND AND THE COMPANY.

         Proposal 1 must be approved by a majority of the votes cast.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

         The Board of Directors has not proposed any action for which the laws of the State of Florida (the state in which I-Link is incorporated), the Articles of Incorporation or By-Laws of I-Link provide a right to a stockholder to dissent and obtain payment for shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

         I-Link will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for those expenses involved in forwarding proxy materials to beneficial owners and soliciting their execution. The costs of such solicitations, if any, are not expected to exceed $15,000.

                    INFORMATION ABOUT I-LINK STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST 5% OF I-LINK?

         The common stock, the Series M preferred stock and the Series N preferred stock, both of which series of preferred stock vote on an as-converted basis with the common stock, constitute our only voting securities. Each share of Series M preferred stock is convertible, at the option of its holder, into approximately 1,732 shares of common stock (which figure includes conversion price adjustments and the allowance for dividends accrued but not paid on the Series M preferred stock, through the Record Date), and each share of Series N preferred stock is convertible, at the option of its holder, into approximately 360 shares of common stock. The following table shows, as of the Record Date and to the best of our knowledge, all persons we know to be "beneficial owners" of more than 5% of the common stock, or "beneficial owners" of a sufficient number of shares of Class C preferred stock, Series M preferred stock or Series N preferred stock to be converted into at least 5% of the common stock. On the Record Date, there were 26,734,969 shares of common stock issued and outstanding, 17,811 shares of Class C preferred stock issued and outstanding, 4,400 shares of Series M preferred stock issued and outstanding and 15,250 shares of Series N preferred stock issued and outstanding.



                                                                                         % OF COMMON
 NAME AND ADDESS OF                                           NUMBER OF SHARES        STOCK BENEFICIALLY
 BENEFICIAL OWNER (1)                TITLE OF CLASS         BENEFICIALLY OWNED             OWNED (2)
 --------------------                --------------         ------------------        ------------------
John W. Edwards                       Common Stock             1,675,838 (3)                  5.9%
13751 S. Wadsworth Park Drive
Draper, UT  84020

Winter Harbor LLC                     Common Stock            51,372,548 (4)                 65.8%
c/o First Media, LP                Series M Preferred
11400 Skipwith Lane                      Stock                     4,400
Potomac, MD  20854
                                        Series N                  14,404
                                     Preferred Stock

-------------------
(1) Unless noted, all of such shares of common stock are owned of record by the person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them.

(2) As to each person or entity named as beneficial owners, such person's or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the date hereof have been exercised or converted, as the case may be.

(3)      Represents shares of common stock issuable pursuant to options.

(4) Includes 7,593,360 shares of common stock issuable upon conversion of Series M preferred stock, 5,181,295 shares of common stock issuable upon conversion of Series N preferred stock, 5,057,893 shares of common stock issuable upon conversion of Series M preferred stock which may be issued on conversion of promissory notes held by the named stockholder, and 28,540,000 shares of common stock issuable upon exercise of warrants. In addition, I-Link includes here 5,000,000 shares of common stock issuable upon exercise of warrants which the named stockholder will be entitled to receive should it convert its promissory notes to common stock. Winter Harbor is owned by First Media, LP, a private media and communications company which is a private investment principally of Richard E. Marriott and his family. I-Link's general counsel, David E. Hardy, is a brother of Ralph W. Hardy, Jr. who is general counsel and a minority equity holder in Winter Harbor. David E. Hardy has no ownership in or association with Winter Harbor. Thomas A. Keenan's wife has an interest in First Media, LP. See Directors and Officers Table below, Footnote 6.

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

         The following table shows, as of the Record Date, the common stock and any preferred stock owned by each director and executive officer. As of the Record Date, all of the present directors, as a group of four persons, own beneficially 2,219,585 shares (7.7% of the total outstanding shares) and all of our present directors and executive officers, as a group of nine persons, own beneficially 5,664,261 shares (18.0% of the total outstanding shares) of our common stock. To the knowledge of management, as of the Record Date, John W. Edwards is the only executive officer or director who owns beneficially 5% or more of our outstanding shares of common stock.


           NAME OF                                      NUMBER OF SHARES             % OF COMMON STOCK
    BENEFICIAL OWNER (1)         TITLE OF CLASS        BENEFICIALLY OWNED          BENEFICIALLY OWNED (2)
    --------------------         --------------        ------------------          ----------------------
John M. Ames                      Common Stock             359,333(3)                       1.3%
David R. Bradford                 Common Stock              70,000(4)                        *
John W. Edwards                   Common Stock            1,675,838 (4)                     5.9%
David E. Hardy                    Common Stock            1,035,886 (5)                     3.7%
Mark S. Hewitt                    Common Stock             187,500(4)                        *
Thomas A. Keenan                  Common Stock             220,246 (6)                       *
                                    Series N
                                Preferred Stock                142
Dror Nahumi                       Common Stock            1,238,458 (7)                     4.6%
Alex Radulovic                    Common Stock             623,519(8)                       2.3%
Henry Y.L. Toh                    Common Stock             253,501 (9)                       *
All Executive Officers and        Common Stock           5,664,281 (10)                    18.0%
Directors as a Group (9)            Series N
                                Preferred Stock                142
-------------------

* Indicates less than one percent.

(1) Unless noted, all of such shares of common stock are owned of record by the person or entity named as beneficial owner and such person or entity has sole voting and dispositive power with respect to the shares of common stock owned by such person or entity.

(2) As to each person or entity named as beneficial owners, such person's or entity's percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days from the date hereof have been exercised or converted, as the case may be.

(3) Includes 358,333 shares of common stock issuable pursuant to options and 1,000 shares of common stock owned.

(4)      Represents shares of common stock issuable pursuant to options.

(5) Represents shares of common stock issuable pursuant to options and warrants.

(6) Includes 99,167 shares of common stock issuable pursuant to options, 51,079 shares of common stock issuable upon conversion of 142 shares of Series N preferred stock and 70,000 shares of common stock held of record by members of Mr. Keenan's immediately family. Mr. Keenan serves on the Board of Directors as the designee of Winter Harbor. Mr. Keenan's wife is the beneficiary of a trust, which owns non-voting stock in the corporate general partner of First Media, LP, the parent of Winter Harbor. Neither Mr. Keenan nor his wife has dispositive power or voting control over the securities of I-Link held by Winter Harbor. See Footnote 4 of the previous table. Mr. Keenan disclaims beneficial ownership of the securities held by Winter Harbor.

(7) Includes 500,000 shares of common stock issuable pursuant to options and 738,458 shares of common stock owned.

(8) Includes 516,669 shares of common stock issuable pursuant to options and 106,850 shares of common stock owned.

(9) Represents shares of common stock issuable pursuant to options. Does not include shares held of record by Four M International, Ltd., of which Mr. Toh is a director. Mr. Toh disclaims any beneficial ownership of such shares.

(10) Represents 916,308 shares of common stock issued, 4,696,894 shares of common stock which may be obtained pursuant to options and warrants exercisable within 60 days of the date hereof and 51,079 shares of common stock into which 142 shares of Series N preferred stock are convertible.

DO ANY OF THE OFFICERS AND DIRECTORS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?

         None of our officers or directors has any personal interest in the outcome of the proposal being presented to the stockholders at the Special Meeting. To the extent any officers or directors are holders of our securities, their interest in the outcome of the proposal would be the same (on a pro-rata basis) as any other shareholder.

                 DISCUSSION OF PROPOSAL RECOMMENDED BY THE BOARD

                                   PROPOSAL 1:

TO APPROVE THE ISSUANCE TO JNC OPPORTUNITY FUND LTD. OF A NUMBER OF SHARES OF OUR COMMON STOCK EQUAL TO THE ADDITIONAL SHARE AMOUNT AND, IF REQUIRED, THE LATE SHARE AMOUNT AND ADDITIONAL LATE SHARE AMOUNT, AS SUCH TERMS ARE FURTHER DESCRIBED IN THIS PROXY STATEMENT, ALL PURSUANT TO THE TERMS SET FORTH IN THE
SETTLEMENT AND RELEASE AGREEMENT, DATED MARCH 10, 2000, BY AND BETWEEN JNC OPPORTUNITY FUND AND THE COMPANY.

         On or about June 30, 1998, JNC Opportunity Fund purchased 1,000 shares of our Series E convertible preferred stock from us for $10,000,000. The Series E preferred stock was convertible into our common stock at a floating conversion price. No shares of Series E preferred stock were converted into common stock. In connection with the issuance of the Series E preferred stock, we also issued to JNC warrants to purchase an aggregate of 250,000 shares of the common stock at an exercise price of $5.8725 per share.

         In July 1998, we designated a new series of stock, the 5% Series F convertible preferred stock, and entered into an agreement with JNC to exchange the Series E preferred stock for an equal number of shares of the 5% Series F convertible preferred stock (the "JNC Financing Arrangement"). The terms of the Series F preferred stock included, among other things, a conversion feature allowing JNC to convert the Series F preferred stock into common stock; however, they also included clauses limiting JNC from converting Series F preferred stock into common stock in two ways. The first limitation provided that JNC could not convert shares of Series F preferred stock (or receive related dividends in common stock) if the number of shares of common stock beneficially owned by it and its affiliates after such conversion or dividend payment would exceed 4.999% of the issued and outstanding shares of common stock following such conversion. The second limitation to JNC's conversion activities provided that JNC could not convert Series F preferred stock into any number equal to or greater than 20% of the number of shares of common stock outstanding immediately before the initial issuance of the Series F preferred stock.

         Our common stock is listed for quotation and trading on the Nasdaq SmallCap Market ("Nasdaq"). In order for us to continue that listing, we must comply with certain rules, called Marketplace Rules, that govern the continued listing of securities on Nasdaq. The 20% limitation mentioned above was included in the terms of the Series F preferred stock in order to comply with the Marketplace Rules. Specifically, Marketplace Rule 4310(c)(25)(H)(i)(d)(2) requires us to obtain stockholder approval of any plan involving "the sale or issuance by the company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock." The total number of shares that were outstanding immediately prior to the issuance of the Series F preferred stock and Series E preferred stock was 18,468,408. Twenty percent of that number is 3,693,682. The terms of the JNC Financing Arrangement required us to seek shareholder approval in the event JNC elected to convert its Series F preferred stock into a number of common shares that would exceed 20% of the total common shares outstanding immediately before the initial issuance of the Series F preferred stock. From July 1998 until December 1999 JNC made multiple conversions, totaling 752 of its 1,000 shares of Series F preferred stock, into a total of 3,693,515 common shares, just under the 20% limit. On December 14, 1999 JNC made the election to require us to seek shareholder approval to permit it to convert additional Series F preferred stock into a number of shares of common stock that would exceed the 20% limit. If we issued additional common stock to JNC upon its further conversion of Series F preferred shares at conversion rates below the appropriate market price and did not obtain stockholder approval, then we would be in violation of the Marketplace Rule, and our common stock would be subject to being delisted from the Nasdaq SmallCap Market. We were not required to issue common stock in violation of the Marketplace Rule under the terms of the JNC Financing Agreement.

         Accordingly, on February 2, 2000, we sent our shareholders of record at the close of business on January 18, 2000 a proxy statement soliciting their proxy to vote at a Special Meeting to approve the issuance of a number of shares of common stock to JNC which would have increased JNC's total holding of common stock above the 20% limit. On February 11, 2000, a majority of the shareholders voted against the approval of the issuance of additional common stock to JNC and we informed JNC of such decision. At such time, it was our view that, by taking the measures we had taken, including preparing and mailing the proxy statement on February 2, 2000, we had fulfilled the requirement to use our best efforts to obtain your approval. On February 11, 2000, JNC informed us of its election to redeem its remaining 248 Series F preferred stock. We did not respond to the request based on our belief that the Designation of Preferences that governs the Series F preferred stock did not allow JNC to elect to redeem its preferred stock after initially electing to seek shareholders approval to convert the preferred stock into common stock above the 20% limit and being denied such approval. On February 25, 2000, JNC commenced a lawsuit against us alleging, among other things, that (1) we failed to use our best efforts to obtain shareholder approval of the issuance of additional common stock to JNC and (2) upon failing to obtain shareholder approval, we failed to fulfill our alleged obligation under the JNC Financing Arrangement to allow JNC to redeem its remaining Series F preferred shares.

         A majority of the total shares voted at the February 11, 2000 Special Meeting were cast by Winter Harbor and were voted against the issuance of common stock to JNC.

         On March 10, 2000, we and JNC entered into an agreement to settle the lawsuit, the principal terms of which are as follows: we agreed to issue, and did issue on March 10, 2000, 531,968 shares of common stock (the "Initial Shares") to JNC upon conversion of the remaining outstanding Series F preferred stock at a conversion price of $4.875, which is equal to the market price of the Company's common stock on the date the Series E preferred shares were first issued. The Company further agreed that no later than May 9, 2000, subject to shareholder approval, we would issue an additional number of shares of common stock (the "Additional Shares") equal to (i) 790,000 plus (ii) 790,000 times
 .0825 times a fraction the numerator of which is the number of days from February 1, 2000 to the date such additional shares are actually issued to JNC and the denominator of which is 360 (the "Additional Share Amount"). The Initial Shares were calculated at a conversion price based on the market value of common stock immediately prior to the issuance of the Series E preferred stock. If we fail to issue the Additional Shares by May 24, 2000, JNC is entitled to receive shares in addition to the Additional Shares (the "Late Shares"). The number of Late Shares would equal 10,000 times a fraction, the numerator of which equals the number of Additional Shares not yet delivered as of May 24, 2000 (the "Undelivered Shares") and the denominator of which equals the Additional Share Amount (the "Late Share Amount"). Further, if we fail to deliver any Undelivered Shares or Late Shares by May 24, 2000, we must issue additional Late Shares ("Additional Late Shares") in addition to the Additional Shares and Late Shares equal to the number of Late Shares to be delivered times a fraction the numerator of which equals the number of days from May 24, 2000 to the actual date of issuance of such Late Shares and Undelivered Shares and the denominator of which is 30 (the "Additional Late Share Amount"). In connection with the issuance of the Additional Shares and any Late Shares or Additional Late Shares, we agreed to use our best efforts to obtain your approval of issuing a number of common stock which exceeds the 20% limit set by Nasdaq. Assuming that we obtain the necessary shareholder approval at the Special Meeting and issue the Additional Shares on June 28, 2000, we would be required to issue in the aggregate 838,228 shares of common stock using the formula described above
(816,722  Additional  Shares,  9,926  Late  Shares and  11,580  Additional  Late
Shares).

         We also agreed that in the event we fail to issue the Additional Shares, the Late Shares and the Additional Late Shares by May 24, 2000 (or June 28, 2000 if the SEC delivers comments on certain related filings), we would pay JNC upon JNC's written notice the amount equal to the product of the higher of the average closing share price of the common stock for the 10 trading day period ending on May 24, 2000 (or June 28, 2000) or the date of JNC's notice by the number of Undelivered Shares, Late Shares and Additional Late Shares.

         Failure to obtain shareholder approval for the issuance of the Additional Shares, the Late Shares and the Additional Late Shares and our resulting obligation to make such payment to JNC could have a significant adverse effect on our financial condition at that time.

         In return for such issuance of common stock or a payment as described above, JNC agreed to dismiss the lawsuit in its entirety and not to sell short any shares of common stock. JNC also agreed that on any given trading day, it will not (1) sell or transfer our common stock in excess of 50,000 shares or 15% of the aggregate trading volume of our common stock on such day, whichever is greater, and in no event more than 125,000 shares nor (2) effect such sale or transfer without using our stock transfer agent or registrar. Also, each of I-Link and JNC agreed to mutually release the other and the other's affiliates from all obligations relating to Series F preferred stock and the JNC Financing Arrangement except for certain rights relating to warrants previously issued to JNC and registration rights related thereto.

         In connection with the settlement agreement, Winter Harbor has agreed to vote all of its shares of common stock in favor of Proposal 1.

         The Board of Directors has adopted a resolution declaring it advisable and in the best interest of the Company to enter into the settlement with JNC and to seek shareholder approval of Proposal 1.

VOTE REQUIRED FOR APPROVAL OF PROPOSAL 1

         Proposal 1 must be approved by a majority of the votes cast in order to be effective. The Board of Directors unanimously recommends a vote FOR the approval of Proposal 1.

                              OTHER PROPOSED ACTION

         The Board of Directors does not intend to bring any other matters before the Special Meeting, nor does the Board know of any matters that others intend to bring before the Special Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

         You should be aware that I-Link's By-Laws provide that no proposals or nominations of Directors by stockholders shall be presented for vote at a Special Meeting of Stockholders unless notice complying with the requirements in the By-Laws is provided to the Board of Directors or I-Link's Secretary no later than the close of business on the fifth day following the day that notice of the Special Meeting is first given to stockholders.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO VOTING.


                               I-LINK INCORPORATED

                            David E. Hardy, Secretary

                                      PROXY

                       SPECIAL MEETING OF STOCKHOLDERS OF

                               I-LINK INCORPORATED

                                   MAY 5, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints John W. Edwards, Henry Y.L. Toh, Thomas
A. Keenan and David Bradford, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Special Meeting of Stockholders to be held on Tuesday, May 23, 2000, at 10:00 a.m. at the Hampton Inn, 10690 South Holiday Park Drive, Sandy, Utah 84070, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

         1. APPROVAL OF THE ISSUANCE TO JNC OPPORTUNITY FUND LTD. OF A NUMBER OF SHARES OF OUR COMMON STOCK EQUAL TO THE ADDITIONAL SHARE AMOUNT AND, IF REQUIRED, THE LATE SHARE AMOUNT AND ADDITIONAL LATE SHARE AMOUNT, AS SUCH TERMS ARE FURTHER DESCRIBED IN THE PROXY STATEMENT DATED MAY 5, 2000, ALL PURSUANT TO THE TERMS SET FORTH IN THE SETTLEMENT AND RELEASE AGREEMENT, DATED MARCH 10, 2000, BY AND BETWEEN JNC OPPORTUNITY FUND AND THE COMPANY.



         /  / FOR          /  / AGAINST              /  / ABSTAIN

                                            Signature

Dated: ___________________          ___________________________

Dated: ___________________          ___________________________
                                    Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

PLEASE  MARK,  SIGN AND  RETURN  THIS  PROXY CARD  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.